UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                        Date of Report: January 13, 2003
                        (Date of earliest event reported)


                            -------------------------



                      TRANSACTION SYSTEMS ARCHITECTS, INC.
             (Exact name of registrant as specified in its charter)



          Delaware                   0-25346                     47-0772104
(State or other jurisdiction       (Commission                (I.R.S. Employer
      of incorporation)            File Number)              Identification No.)


                             224 South 108th Avenue,
                              Omaha, Nebraska 68154
          (Address of principal executive offices, including zip code)


                                 (402) 334-5101
              (Registrant's telephone number, including area code)


                            -------------------------

Item 5.  Other Events.

     On January 13, 2003, Transaction Systems Architects, Inc. issued a press release announcing the completion of its re-audit and the filing of its Form 10-K, including fourth quarter results and restated financial statements for prior periods.


Item 7.  Financial Statements and Exhibits.

       (c)   Exhibits.

    99.1   Press Release dated January 13, 2003.





                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     TRANSACTION SYSTEMS ARCHITECTS, INC.


 Date: January 14, 2003              By:         /s/ Dwight G. Hanson
                                        ----------------------------------------
                                                    Dwight G. Hanson
                                         Chief Financial Officer, Treasurer and
                                                  Senior Vice President

                                  EXHIBIT INDEX

  Exhibit
  Number      Description

    99.1      Press Release dated January 13, 2003